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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



                      Pursuant to Section 13 or 15(d)of the
                         Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):         November 5,1997







                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


       Delaware                        1-12084                  34-1559357
(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                            identification No.)

     300 Madison Avenue
        Toledo, Ohio                                               43604
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100







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ITEM 5. OTHER EVENTS
--------------------

         Libbey Inc. (the "Company") issued a prospectus supplement dated November 5, 1997 for a public offering of 2 million shares of common stock at a price of $37.875 per share under the Company's $100 million effective shelf registration of June 19, 1997.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------



         (c)      Exhibit No.                       Description
                  -----------                       -----------

                        1           Underwriting Agreement by and between
                                    the Company and Bear, Stearns & Co.
                                    Inc., Merrill Lynch, Pierce, Fenner & Smith
                                    Incorporated and Salomon Brothers Inc.

                        99          Prospectus supplement dated November 5,



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   LIBBEY INC.
                                   -----------
                                   Registrant





Date:    11/7/97                        /s/   Kenneth G. Wilkes
    ------------------------            ---------------------------
                                        Kenneth G. Wilkes
                                        Vice President, Chief Financial Officer
                                        and Treasurer










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                                  EXHIBIT INDEX

                  Exhibit No.                   Description
                  -----------                   -----------

                        1           Underwriting Agreement by and between
                                    the Company and Bear, Stearns & Co.
                                    Inc., Merrill Lynch, Pierce, Fenner & Smith
                                    Incorporated and Salomon Brothers Inc.

                        99          Prospectus supplement dated November 5,
                                    1997.